UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 18, 2026 (May 13, 2026)
Global Business Travel Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-39576	98-0598290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 3rd Avenue, 4th Floor
New York, New York 10017
(Address of principal executive offices) (Zip Code)
(646) 344-1290
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	GBTG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Global Business Travel Group, Inc. (the “Company”) held its annual meeting of stockholders on May 13, 2026 (the “Annual Meeting”). The following proposals were submitted to the stockholders at the Annual Meeting:

To elect three Class I directors to serve for a three-year term of office expiring at the 2029 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal;

To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026;

To approve, on an advisory basis, the compensation of the Company's named executive officers; and

To approve the amendment to the Company's 2022 Equity Incentive Plan.

The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2026.

As of the close of business on March 17, 2026, the number of shares of common stock entitled to vote at the Annual Meeting was 523,342,918 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”). Each share of common stock was entitled to one vote.

The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 407,115,412. The following proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting, and the voting results were as follows:

(1)Election of Directors: The three nominees named in the Company’s 2026 proxy statement were elected to serve a three-year term expiring at the 2029 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Paul Abbott	397,127,016	2,989,083	3,611,682	3,387,631
Eric Hart	396,908,309	3,181,778	3,637,694	3,387,631
Kathleen Winters	396,409,955	3,679,199	3,638,627	3,387,631

(2)Ratification of Appointment of Independent Registered Accounting Firm: The appointment of KPMG LLP to serve as the Company’s independent registered accounting firm for fiscal year 2026 was ratified as follows:

FOR	AGAINST	ABSTAIN
406,430,176	653,792	31,444

(3)Approval, on an advisory basis, the compensation of the Company's named executive officers: The approval, on an advisory basis, of the compensation of the Company's named executive officers was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
402,377,712	1,263,703	86,366	3,387,631

(4)Approval of the amendment to the Company's 2022 Equity Incentive Plan: The approval of the amendment to the Company's 2022 Equity Incentive Plan was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
390,956,846	9,129,997	3,640,938	3,387,631

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BUSINESS TRAVEL GROUP, INC.
By:    /s/ Eric J. Bock
Name:    Eric J. Bock
Title:    Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary

Date: May 18, 2026